UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought; Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMIANNUAL

REPORT

June 30, 2016

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

An investment in knowledge pays the best interest.

—Benjamin Franklin

Dear Fellow Shareholders,

As bottom-up investors, it seems common sense to us that knowledge over the long-term is key to investing success. Yet, what we see as a simple truth may not be widely embraced.

At a “best ideas” conference I recently participated in, portfolio managers from top firms around the country pitched what they saw as surefire investments. Talks focused on fascinating businesses and great growth projections. The one thing missing? Valuations of the companies.

Case in point, when a portfolio manager (PM) finished touting a stock priced at 37x estimated earnings and was asked what would make him sell it, he answered by giving a market cap target—no mention of price-to-earnings, or cash flows, or any other valuation metric. If sales are projected to jump, buy it! Forget the valuation level. Another PM recently said she was buying more Amazon.com, Inc. (AMZN) because it’s such a large part of the Index.

These are just two examples, but they echo the drumbeat we’ve been hearing for many months: “Valuations don’t matter.” The indifference toward valuation is troubling given the level of angst in the market.

Net Flows Into Domestic Equity Index Funds

*Annual data updated in May for prior year, Includes Exchange Traded Funds.

Source: Investment Company Institute and © Copyright 2016 Ned Davis Research, Inc.

1/1/1993 to 12/31/2015. Further distribution prohibited without prior permission.

All Rights Reserved. See NDR Disclaimer at www.ndr.com/copyright.html.

For data vendor disclaimers refer to www.ndr.com/vendorinfo/

Following the Brexit vote last month, we saw how quickly anxiety can turn into selling. The surprising results heightened concerns already out there and raised fears of challenges still unknown.

So what are the question marks investors are focusing on? Here are a few culprits:

•	Sluggish gross domestic product (GDP) growth
•	An earnings recession
•	Muddled messages from the Federal Reserve
•	Global economic and political uncertainty

This backdrop is pushing investors toward what makes them feel safe—bonds and index funds. The chart shows the flood of money going to passive products. By spreading bets across hundreds of stocks, they hope to insulate themselves from risk. But a look at recent winners in the popular benchmarks raises more concerns than it answers. The top 20 performing names in the S&P 500 Index are trading at 40x 2016 earnings with a 2.5% earnings yield. On a price-to-book basis, they’re at 6x. Debt levels also leave little room for error.

Given the slow-growth economy, these valuations seem unsustainable. Instead of buying 500 companies in an index and hoping the good will offset the bad, we focus on bottom-up analysis, scouring balance sheets, and grilling managements to uncover compelling opportunities worthy of capital investment.

As active managers, we’ll side with one of the country’s Founding Fathers about the value of knowledge, and knowing our portfolios show exceptional values gives us peace of mind when uncertainty runs rampant.

Thank you for your continued confidence.

Chairman, CIO and Portfolio Manager

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Moderate gains for U.S. equities during the first half of 2016 masked significant volatility for the major indices. During this time, the Heartland Select Value Fund Investor Class lagged the Russell 3000® Value Index, returning 4.43% versus 6.29%.

Stock selection in Information Technology (IT) and Utilities was a key source of strength. Much of the Fund’s performance in IT resulted from names that are tied to a buildout of broadband capabilities in telecom. Fabrinet (FN), a maker of optical components, was a top contributor after surpassing Wall Street estimates for several consecutive quarters. We believe it will continue to benefit from demand for bandwidth. The stock has garnered investor attention due to its consistent positive earnings, clean balance sheet, and healthy cash position, but is still trading at a reasonable 12.7x estimated 2016 earnings.

An underweight to and holdings in Financials also boosted relative returns. Investors continued to search for yield in response to low rates on treasuries, which benefitted Real Estate Investment Trusts (REITs). We have been underweight the sector due to stretched valuations, but our holdings outperformed those in the index.

Stock selection in Energy was weak and detracted from performance. While the group as a whole detracted, our larger holdings by market cap helped to limit the downside. For example, Exxon Mobil Corporation (XOM) provided stability in a still-volatile industry and participated on the upside. The integrated oil and gas provider is the largest in the world. The company’s balance sheet, in our opinion, is particularly attractive. With its AAA rating, Exxon has a significant advantage over other Energy players in securing low interest debt should growth opportunities arise. At 2.2x tangible book value, it is trading at less than 85% of its long-term average valuation.

Stock selection in Health Care was a misstep for the Fund. The weakness was tied to a company specific issue. Invacare Corp. (IVC) was down after announcing it was issuing a dilutive convertible debt offering in order to support new growth initiatives. The move was unanticipated by investors and resulted in selling pressure.

We continue to find the stock attractive, trading at 7.3x estimated 2017 earnings before interest, taxes, depreciation, and amortization (EBITDA) compared to a peer average of 12.6. We expect Invacare’s free cash flow will continue and its low debt level should help it withstand any unforeseen challenges.

The resiliency of the consumer will likely face greater tests in the coming months as companies try to pass along higher input costs and rising gas prices take hold. As a result, we have reduced our exposure among discretionary-oriented names.

If dollar strength ebbs, we believe large companies with strong brands and product lines should outperform as their entrenched position allows them to withstand periods of economic uncertainty. However, we continue to find and hold high conviction ideas among smaller companies with unique niches and competitive advantages.

CFA® is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2016	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRSVX)	10/11/96	9.86%	8.55%	6.56%	7.28%	6.74%	-1.80%	4.43%
Institutional Class (HNSVX)	5/1/08	10.00	8.74	6.83	7.60	7.04	-1.56	4.55
Russell 3000® Value Index	-	8.44	6.48	6.05	11.09	9.58	2.42	6.29

Index Source: Russell® and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/16, the gross expense ratios for the Investor and Institutional Class are 1.20% and 0.94%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/11/96 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$265.4 mil.
NAV (Investor Class)	$28.28
NAV (Institutional Class)	$28.24
Median market cap	$4.5 bil.
Weighted average market cap	$53.2 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Exxon Mobil Corp	4.9%
Quest Diagnostics, Inc.	4.6
Wal-Mart Stores, Inc.	4.1
CA, Inc.	3.7
MDU Resources Group, Inc.	3.6
Baker Hughes, Inc.	3.4
Oshkosh Corp	3.2
Hess Corp	3.2
AT&T, Inc.	2.8
Exelon Corp	2.7

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/16.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The first half of the year ended as it started, with heightened volatility in response to concerns about the strength of the global economy. The Heartland Mid Cap Value Fund Investor Class returned 8.54% versus 8.87% for the Russell Mid Cap® Value Index. Stock selection was strong in a majority of sectors while allocation effect detracted.

Stock selection in Health Care was a key source of strength. Our holdings showed improved results and outperformed many of those in the benchmark. We have been committed to owning companies with low or manageable debt and the ability to generate consistent, organic growth. As a result, we’ve avoided Biotech, Pharmaceuticals, and Hospitals. During the past several years, many businesses in these areas have used debt for aggressive mergers and acquisitions (M&A) activity. As investors have turned their attention to balance sheets and reassessed fundamental prospects, companies in these industries have sold off and our lack of exposure boosted returns.

The Fund’s Materials names outpaced those in the benchmark led by a holding in Chemicals. Olin Corp. (OLN), the world’s largest chlor-alkali producer, was a standout. Shares were up sharply on the back of an announcement the company was reducing production in North America. The news, along with further signs of upcoming output cuts from competing European and North American facilities, should result in tighter supply and improved pricing. Investors initially cheered the acquisition of a competitor last year; however, as credit markets softened, souring on the use of debt to finance the deal set in. We continued to meet with management who believes there exists a multi-year window of a favorable supply/demand balance. Those discussions along with additional analysis, including stress testing free cash flow projections under various scenarios, led us to add to our position. Despite the recent run up, the company is trading at 7.5x enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA).

An underweight to and stock selection in Consumer Discretionary boosted results, but contained a key detractor. National department store Kohl’s Corp. (KSS) was down after reporting declining year-over-year sales and acknowledging that efforts to enhance online sales efforts ate too deeply into its conventional marketing budget. While we were disappointed in the results, we are encouraged by the arrival of a new Chief Operating Officer, a renewed sense of urgency, and its maintained guidance for the full year. Kohl’s faces pressure—like many retailers—from the dominance of Amazon.com, Inc. (AMZN). However, the company is trading at its lowest level in a decade as measured by price-to-book, EV/EBITDA, and price-to-earnings. At these significantly depressed levels, even modest improvements in sales should result in a sizeable move for the stock.

Our holdings in Consumer Staples materially lagged the index with two-thirds of the shortfall coming from the Food Products space.

The economy appears to be reaching a crossroads. We think there are several possible outcomes in the coming months ranging from stagflation to a resurgence of value-oriented sectors brought on by a weakening dollar, rising commodity prices, and continued slow growth. We believe the most likely outcome is modest inflation and economic growth, but remain focused on idiosyncratic factors that provide our businesses with the greatest opportunity to succeed in varying business climates.

Against this backdrop, we are being conservative when analyzing projected earnings and are focused on financial strength that can be drawn upon to either expand in an environment of economic growth or use as a cushion should the economy falter.

CFA® is a registered trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Total Returns as of June 30, 2016	Inception Date	Since Inception	One Year	Year To Date*
Investor Class (HRMDX)	10/31/14	1.49%	1.16%	8.54%
Institutional Class (HNMDX)	10/31/14	1.75	1.38	8.67
Russell Midcap® Value Index	-	3.74	3.25	8.87

Index Source: Russell® and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/16, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class and 0.99% for the Institutional Class of the Fund’s average daily net assets, through at least October 31, 2017, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 3.55% and 3.41% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 3.77% and 4.45% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/31/14 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average
(2)	Dun & Bradstreet is excluded because its open market stock repurchases have made the company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ beliefs.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in mid-capitalization companies, as defined by the market cap range of the Russell Midcap® Index, and emphasizes dividend paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$4.7 mil.
NAV (Investor Class)	$10.04
NAV (Institutional Class)	$10.03
Median market cap	$4.9 bil.
Weighted average market cap	$7.1 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Olin Corp.	4.4%
MDU Resources Group, Inc.	4.1
Quest Diagnostics, Inc.	4.1
FirstEnergy Corp.	4.0
Equity Commonwealth	3.9
CA, Inc.	3.9
Hess Corp.	3.1
Endurance Specialty Holdings, Ltd.	2.9
Principal Financial Group, Inc.	2.7
Popular, Inc.	2.6

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/16.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Volatility was a defining characteristic of the markets during the first six-months of the year as investors tried to make sense of conflicting economic data. The Heartland Value Plus Fund Investor Class returned 1.00% versus 6.08% for the Russell 2000® Value Index.

On a relative basis, stock selection in Financials offered a bright spot in a disappointing half. Our success in the space went beyond traditional banks. For example, Corrections Corporation of America (CXW), a private prison owner/operator in the Real Estate Investment Trust (REITs) space, was up on better than expected earnings and a solid outlook. The stock had been under pressure as investors have grown concerned about the impact of sentencing reforms and presidential campaign anti-private-prison rhetoric.

At 11x estimated 2017 funds from operations versus a peer average of 14x, the full story is seemingly being overlooked. In addition to offering a 6% dividend yield, the company could see increased revenue and earnings from renting out existing mothballed facilities. Additionally, Corrections Corp.’s residential rehabilitation franchise that contributes $20 million in earnings before interest, taxes, depreciation, and amortization (EBITDA) is a growth catalyst.

Energy was another area of strength with stock selection boosting absolute and relative returns. After more than 18 months of downward pressure, oil prices began to recover and drillers and companies tied to the sector were rewarded. Our exposure to Energy has increased during the half as we have found names that can benefit from self-improvement and are not solely reliant on the price of crude.

Industrials was a key detractor with the majority of the underperformance tied to a single name in the Professional Services segment.

Holdings in Materials weighed on performance, but an overweight to the group helped offset some of the negative results. Intrepid Potash, Inc. (IPI) was responsible for almost half of the weakness. We reduced our position based on concerns regarding supply and demand imbalance and sold the remainder of the position after it violated a debt covenant. We believed the supply-demand imbalance in potassium was likely to continue and that better investment opportunities existed elsewhere.

Stock selection in Utilities was strong, but an underweight to the sector detracted from results. On average, valuations for the group are rich relative to prospects for margin expansion and top line growth. The names we hold are primarily regulated power companies trading at attractive multiples relative to their peers.

The global economic picture remains muddled as low growth and heightened volatility could persist for the next several months. Additionally, inflation is starting to creep up and energy prices have had a healthy recovery. Together, this could lead to stagflation. Instead of making a call on how the macro environment will unfold, we are focusing on owning businesses with strong management that can improve results and increase margins by pulling multiple levers.

Faced with a murky view of near-term economic prospects, our focus remains on businesses that: 1) can generate margin expansion through self-help, 2) are prudent allocators of capital, and 3) have low debt.

CFA® is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30,2016	Inception Date	Since Inception	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year To Date*
Investor Class (HRVIX)	10/26/93	9.44%	8.77%	8.91%	6.10%	1.71%	-0.29%	-13.19%	1.00%
Institutional Class (HNVIX)	5/1/08	9.54	8.89	9.06	6.32	1.94	-0.08	-13.10	0.96
Russell 2000® Value Index	-	9.52	9.13	7.73	5.15	8.15	6.36	-2.58	6.08

Index Source: Russell® and FactSet Research Systems, Inc.

* Not annualized.

In the prospectus dated 5/1/16, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$551.9 mil.
NAV (Investor Class)	$24.31
NAV (Institutional Class)	$24.20
Median market cap	$1.2 bil.
Weighted average market cap	$1.5 bil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Park Electrochemical Corp.	4.9%
Regis Corp.	4.4
ManTech International Corp. (Class A)	4.3
CenterState Banks, Inc.	4.1
OneBeacon Insurance Group, Ltd.	3.9
WPX Energy, Inc.	3.5
Union Bankshares Corp.	3.4
Corrections Corp. of America	3.0
Lamar Advertising Co. (Class A)	3.0
Heidrick & Struggles International, Inc.	3.0

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/16.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Fund Investor Class returned 2.05% during the second quarter, which helped offset the first half of the year returns, where the Fund returned -1.72% versus 6.08% for the Russell 2000® Value Index.

The period saw markets begin to embrace value stocks, but size seemed to be the difference between winners and losers. Grouping the index holdings into market capitalization deciles highlights the sharp contrast. Since January, as shown, the largest 30% of names were up twice as much as the smallest 30%. The Fund has an average weighted market cap of $819 million versus $1.59 billion for the index and performance was hurt as a result. We continue to find compelling opportunities among micro caps and believe many are uniquely positioned to grow faster than the economy, because they operate in specialized niches, are primarily domestically focused, and feature significant entrepreneurial ownership.

Largest Names in Russell 2000® Value Driving Index Results

Source: FactSet Research Systems, Inc., Heartland Advisors, Inc., and Russell®, 1/4/2016 to 6/30/2016 Deciles are organized by market capitalization with 1 representing the largest and 10 representing the smallest.

Past performance does not guarantee future results.

Stock selection in Utilities was strong on an absolute and relative basis. We view valuations on average as rich relative to prospects for margin expansion and top line growth. Our research has led to compelling opportunities among partially regulated players. MDU Resources Group, Inc. (MDU) is a $4 billion Utility with construction, pipeline, and energy services businesses. It reported solid earnings thanks to recently approved rate increases. We think overlooked potential lies in its construction services and materials units. Backlogs for both groups grew considerably and the aggregates business could see improved margins in the quarters ahead.

Based on our work, MDU is trading at a 20% discount to the sum-of-its-parts, offers a healthy dividend, and its diversified business model should provide multiple growth avenues.

Industrials holdings detracted from performance. We’ve found attractive investments in a broad mix of industries. Selection effect was positive in five of the nine sub sectors in which we have exposure; however, weakness in Aerospace and Defense and Professional Services led to the group underperfoming on a relative basis.

Our Material holdings were strong positive contributors. A weakening dollar and concerns about budding inflation drove the price of gold higher and our gold mining stocks followed.

An overweight to and a company specific issue in Health Care hurt results. Invacare Corp. (IVC), a manufacturer of medical and home health care equipment, was down after it announced the issuance of a dilutive convertible debt offering in order to support new growth initiatives. The move was unanticipated by investors and resulted in selling pressure. The stock appears attractive trading at 7.3x estimated 2017 earnings before interest, taxes, depreciation, and amortization (EBITDA) compared to a peer average of 12.6. We expect Invacare’s cash flow to improve and its high cash reserves should help withstand any unforeseen challenges.

We have been discovering compelling businesses among small-caps of all sizes, but much of our recent activity has taken place in names over $1 billion. Businesses where catalysts have not played out or valuations are too rich are being trimmed to fund new purchases.

During our decades of investment experience there have been periods where markets have been more distorted, but we don’t recall a time when a disregard for valuations has remained in place for so long. The road has been rough, but signs that the worst may be over are appearing. The economy continues to move forward, wage inflation is picking up, and many small cap names trading at meaningful discounts to their historic averages are beginning to receive investor interest.

8

heartland value fund

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2016	Date	Inception	Years	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRTVX)	12/28/84	11.56%	11.49%	8.55%	6.94%	3.45%	3.36%	2.75%	-11.40%	-1.72%
Institutional Class (HNTVX)	5/1/08	11.62	11.57	8.64	7.06	3.62	3.53	2.93	-11.24	-1.61
Russell 2000® Value Index	-	10.93	10.97	9.13	7.73	5.15	8.15	6.36	-2.58	6.08

Index Source: Russell® and FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/16, the gross expense ratios for the Investor and Institutional Class are 1.06% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/ or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in small companies. The small and micro–cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research–minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	104
Net assets	$772.2 mil.
NAV (Investor Class)	$35.36
NAV (Institutional Class)	$35.97
Median market cap	$276 mil.
Weighted average market cap	$819 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

CareTrust REIT, Inc.	3.6%
MDU Resources Group, Inc.	3.1
Acacia Research Corp.	2.9
Barrett Business Services, Inc.	2.7
Fred’s, Inc. (Class A)	2.1
Rovi Corp.	2.0
Endo International PLC	2.0
Lydall, Inc.	2.0
TCF Financial Corp.	2.0
Invacare Corp.	1.9

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/16.

9

heartland international value fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

A negative start to the year gave way to pockets of strength and the international markets ended the first half of the year up modestly. The reversal was spurred by a softening dollar and a rise in energy prices, which benefited Emerging Markets and commodity producing countries the most. The recovery suffered a brief setback after the U.K. voted to exit the European Union. The Heartland International Value Fund outpaced its benchmark, the Russell Global® ex–U.S. Small Cap Index, returning 1.30% versus 1.01%.

Stock selection in Materials contributed to absolute and relative performance. A weakening dollar and concerns about budding inflation drove the price of gold higher. Our gold mining stocks followed and boosted returns. We have taken strength in the sector as an opportunity to improve the quality of our mining names.

In addition to a strong showing by the Fund’s precious metals holdings, a chemicals company was a top contributor in the Materials space. Green Seal (1262 TT) is the dominant maker of plastic film used in food and household goods packaging. Its shares rose as it continued to make progress on expansion in China. Utilization rates for its new manufacturing lines have reached 80% utilization and should improve margins. We anticipate the additional manufacturing capacity along with research and development advancements will create inroads in developing more profitable customized products. Despite being one of the most efficient manufacturers in the space, Green Seal trades at just 9.6x estimated 2017 earnings versus a peer average of 14.3x.

The Fund’s Health Care names outperformed those in the benchmark, and the group contained a top contributor. Medikit Co., Ltd. (7749 JP), a manufacturer of vascular access medical devices, was up on solid results and an improved outlook for next year’s sales. We believe the company will continue to grow bottom line results. The aging population in Japan likely means higher sales for the market leading maker of catheters. Additionally, the company’s products are certified for distribution in China, and will likely be exported to Europe and the U.S.

Stock selection in Information Technology (IT) hurt results and the group included a key detractor, Wasion Group Holdings Ltd. (3393 HK), a manufacturer of smart meters and energy measurement equipment. The stock sold off in part due to general weakness in China’s economy, and was further hurt by a delay in a contract award from the Chinese government. We met with management as well as competitors to further assess the industry. Based on those meetings, we concluded that margins were likely to compress for the company and competition may increase. We chose to exit the position in favor of higher conviction names on our watch list.

Consumer Discretionary was an area of weakness due in large part to our holdings in the Auto Components industry.

Political and economic events are injecting heightened volatility in global markets, and we expect more of the same in the months ahead. As bottom-up investors, we cannot control macro factors, but we can capitalize on the opportunities that emerge in response to external events.

Our focus remains on finding sound businesses with strong management teams that have a history of prudent capital allocation decisions. We believe owning dividend paying companies with robust balance sheets provides downside protection while allowing for upside potential.

CFA® is a registered trademark owned by the CFA Institute.

10

heartland international value fund

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Five	Three	One	Year To
as of June 30, 2016	Date	Inception	Years	Years	Year	Date*
Investor Class (HINVX)	10/1/10	0.06%	-1.20%	-1.28%	-14.70%	1.30%
Russell Global® ex-U.S. Small Cap Index	-	3.68	1.91	4.06	-5.77	1.01

Index Source: Russell® and FactSet Research Systems, Inc.

*Not annualized.

Due to the discontinuation of the Russell® Global ex-U.S. Small Cap Value Index, the Fund changed its benchmark to the Russell® Global ex-U.S. Small Cap Index on March 18, 2016. The line graph below only presents data for the new index due to the unavailability of data for the prior index after March 18, 2016.

In the prospectus dated 5/1/16, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.81%. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.93% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION - 10/1/10 - INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	41
Net assets	$21.2 mil.
NAV	$8.56
Median market cap	$474 mil.
Weighted average market cap	$969 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Keck Seng Investments	4.5%
Trinity Biotech PLC (ADR)	3.7
Yushin Precision Equipment Co., Ltd.	3.3
Mandalay Resources Corp.	3.2
Stock Spirits Group PLC	3.0
Anritsu Corp.	3.0
Takamatsu Construction Group Co., Ltd.	3.0
Nabtesco Corp.	3.0
Danieli & C Officine Meccaniche SpA	3.0
Green Seal Holding, LTD.	2.9

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/16.

11

the heartland family of equity funds

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

sector allocation – % of total investments (excludes collateral from securities loaned)

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2016. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	5.8%	5.4%	8.7%	11.0%	17.8%
Consumer Staples	6.3	2.5	3.5	6.2	4.5
Energy	14.0	14.8	11.7	2.1	4.3
Financials	22.9	27.4	30.6	25.7	16.8
Health Care	11.9	5.6	2.5	11.6	7.9
Industrials	12.2	16.0	16.3	17.2	25.1
Information Technology	14.5	12.2	14.0	15.5	5.7
Materials	2.2	7.7	8.2	3.0	9.8
Telecommunication Services	2.9	0.0	0.0	0.0	0.0
Utilities	6.4	8.2	4.5	4.0	2.4
Short-Term Investments	0.9	0.2	0.0	3.7	5.7
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

12

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FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.0%)
Building Products (1.7%)
Universal Forest Products, Inc.	50,000	$4,634,500

Capital Markets (2.3%)
The Bank of New York Mellon Corp.	160,000	6,216,000

Commercial Banks (8.3%)
BB&T Corp.	195,000	6,943,950
Boston Private Financial Holdings, Inc.	300,000	3,528,000
First Interstate BancSystem, Inc. (Class A)	180,000	5,058,000
The PNC Financial Services Group, Inc.	80,000	6,511,200
		22,041,150

Commercial Services & Supplies (1.2%)
Essendant, Inc.	100,000	3,056,000

Communications Equipment (4.6%)
ADTRAN, Inc.	275,000	5,124,625
Cisco Systems, Inc.	250,000	7,165,000
		12,289,625

Construction & Engineering (2.3%)
Fluor Corp.	125,000	6,160,000

Consumer Finance (2.8%)
American Express Co.	40,000	2,430,400
Capital One Financial Corp.	80,000	5,080,800
		7,511,200

Diversified Telecommunication Services (2.8%)
AT&T, Inc.	175,000	7,561,750

Electric Utilities (2.7%)
Exelon Corp.	200,000	7,272,000

Electrical Equipment (2.0%)
Emerson Electric Co.	100,000	5,216,000

Electronic Equipment & Instruments (4.4%)
Corning, Inc.	250,000	5,120,000
Fabrinet(a)	75,000	2,784,000
FLIR Systems, Inc.	125,000	3,869,962
		11,773,962

Energy Equipment & Services (4.6%)
Baker Hughes, Inc.	200,000	9,026,000
Newpark Resources, Inc.(a)	534,343	3,093,846
		12,119,846

Food & Staples Retailing (5.6%)
Fred’s, Inc. (Class A)	250,000	4,027,500
Wal-Mart Stores, Inc.	150,000	10,953,000
		14,980,500

Food Products (0.7%)
Dean Foods Co.	100,000	1,809,000

Health Care Equipment & Supplies (2.1%)
Invacare Corp.	450,000	5,458,500

Health Care Providers & Services (8.6%)
Owens & Minor, Inc.	150,000	5,607,000
Quest Diagnostics, Inc.	150,000	12,211,500
Triple-S Management Corp. (Class B)(a)	200,000	4,886,000
		22,704,500

Household Durables (1.8%)
PulteGroup, Inc.	250,000	4,872,500

Insurance (4.5%)
Endurance Specialty Holdings, Ltd.	100,000	6,716,000
Principal Financial Group, Inc.	125,000	5,138,750
		11,854,750

Machinery (3.2%)
Oshkosh Corp.	180,000	8,587,800

Marine (1.8%)
Kirby Corp.(a)	75,000	4,679,250

Multiline Retail (1.7%)
Kohl’s Corp.	120,000	4,550,400

Multi-Utilities (3.6%)
MDU Resources Group, Inc.	400,000	9,600,000

Oil, Gas & Consumable Fuels (9.4%)
Exxon Mobil Corp.	140,000	13,123,600
Hess Corp.	140,660	8,453,666
Scorpio Tankers, Inc.	800,000	3,360,000
		24,937,266

Paper & Forest Products (2.2%)
Boise Cascade Co.(a)	250,000	5,737,500

Pharmaceuticals (1.3%)
Pfizer, Inc.	100,000	3,521,000

Real Estate Investment Trusts (REITs) (2.5%)
Equity Commonwealth(a)	225,000	6,554,250

Semiconductors & Semiconductor Equipment (1.8%)
Photronics, Inc.(a)	525,000	4,677,750

Software (3.7%)
CA, Inc.	300,000	9,840,000

Specialty Retail (2.3%)
American Eagle Outfitters, Inc.	150,000	2,389,500
Murphy USA, Inc.(a)	50,000	3,708,000
		6,097,500

Thrifts & Mortgage Finance (2.5%)
Washington Federal, Inc.	270,000	6,550,200

TOTAL COMMON STOCKS
(Cost $222,743,021)		$262,864,699

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.9%)
Time Deposits (0.9%)
JPMorgan Chase (Nassau)(b)(c)	0.13%	$2,337,106	$2,337,106

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,337,106)			$2,337,106

TOTAL INVESTMENTS - (99.9%)
(Cost $225,080,127)			$265,201,805
OTHER ASSETS AND LIABILITIES, NET - (0.1%)			227,370
TOTAL NET ASSETS - (100.0%)			$265,429,175

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.0%)
Aerospace & Defense (2.0%)
Textron, Inc.	2,564	$93,740

Automobiles (1.2%)
Harley-Davidson, Inc.	1,259	57,033

Building Products (1.0%)
Owens Corning	938	48,326

Chemicals (4.4%)
Olin Corp.	8,326	206,818

Commercial Banks (8.1%)
Huntington Bancshares, Inc.	9,281	82,972
Popular, Inc.	4,180	122,474
SunTrust Banks, Inc.	2,286	93,909
Zions Bancorporation	3,282	82,428
		381,783

Commercial Services & Supplies (2.6%)
Brady Corp. (Class A)	1,458	44,556
Essendant, Inc.	2,491	76,125
		120,681

Communications Equipment (0.9%)
Brocade Communications Systems, Inc.	4,419	40,566

Construction & Engineering (1.9%)
Fluor Corp.	1,805	88,950

Containers & Packaging (1.0%)
Bemis Co., Inc.	877	45,157

Electric Utilities (4.0%)
FirstEnergy Corp.	5,339	186,385

Electronic Equipment & Instruments (3.7%)
Avnet, Inc.	2,679	108,526
AVX Corp.	4,827	65,551
		174,077

Energy Equipment & Services (9.0%)
FMC Technologies, Inc.(a)	4,501	120,042
Joy Global, Inc.	5,158	109,040
Patterson-UTI Energy, Inc.	2,689	57,302
RPC, Inc.(a)	7,403	114,969
Unit Corp.(a)	1,488	23,153
		424,506

Food Products (2.5%)
Bunge, Ltd.	973	57,553
Dean Foods Co.	3,382	61,180
		118,733

Health Care Providers & Services (5.6%)
Owens & Minor, Inc.	1,912	71,471
Quest Diagnostics, Inc.	2,357	191,883
		263,354

Household Durables (2.0%)
Garmin, Ltd.	2,212	93,833

Insurance (10.5%)
Assurant, Inc.	1,344	116,001
Endurance Specialty Holdings, Ltd.	2,064	138,618
Principal Financial Group, Inc.	3,120	128,263
Reinsurance Group of America, Inc.	1,128	109,405
		492,287

IT Services (3.6%)
ManTech International Corp. (Class A)	1,342	50,754
The Western Union Co.	6,322	121,256
		172,010

Machinery (4.2%)
Lincoln Electric Holdings, Inc.	1,117	65,992
Oshkosh Corp.	1,816	86,641
Parker-Hannifin Corp.	410	44,301
		196,934

Metals & Mining (2.3%)
Alcoa, Inc.	11,451	106,151

Multiline Retail (1.1%)
Kohl’s Corp.	1,335	50,623

Multi-Utilities (4.1%)
MDU Resources Group, Inc.	8,097	194,328

Oil, Gas & Consumable Fuels (5.6%)
Cabot Oil & Gas Corp.	3,465	89,189
Euronav NV	3,348	30,701
Hess Corp.	2,421	145,502
		265,392

Professional Services (2.2%)
The Dun & Bradstreet Corp.	862	105,026

Real Estate Investment Trusts (REITs) (6.4%)
Columbia Property Trust, Inc.	1,769	37,857
Equity Commonwealth(a)	6,327	184,305
Sun Communities, Inc.	1,045	80,089
		302,251

Software (3.9%)
CA, Inc.	5,592	183,418

Specialty Retail (3.0%)
Murphy USA, Inc.(a)	1,254	92,997
Staples, Inc.	5,817	50,113
		143,110

Thrifts & Mortgage Finance (2.2%)
Washington Federal, Inc.	4,350	105,531

TOTAL COMMON STOCKS
(Cost $4,471,707)		$4,661,003

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.2%)
Time Deposits (0.2%)
Brown Brothers Harriman (Grand Cayman)(b)(c)	0.13%	$9,461	$9,461

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,461)			$9,461

TOTAL INVESTMENTS - (99.2%)
(Cost $4,481,168)			$4,670,464
OTHER ASSETS AND LIABILITIES, NET - (0.8%)			38,239
TOTAL NET ASSETS - (100.0%)			$4,708,703

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.2%)
Chemicals (2.6%)
American Vanguard Corp.	525,000	$7,932,750
Innophos Holdings, Inc.	150,000	6,331,500
		14,264,250

Commercial Banks (13.8%)
Berkshire Hills Bancorp, Inc.	300,000	8,076,000
Capital Bank Financial Corp. (Class A)	450,000	12,960,000
CenterState Banks, Inc.	1,455,000	22,916,250
Old National Bancorp	1,100,000	13,783,000
Union Bankshares Corp.	750,000	18,532,500
		76,267,750

Commercial Services & Supplies (2.3%)
Brady Corp. (Class A)	425,000	12,988,000

Communications Equipment (1.3%)
InterDigital, Inc.	125,000	6,960,000

Construction & Engineering (1.0%)
Granite Construction, Inc.	125,000	5,693,750

Consumer Finance (2.3%)
Cash America International, Inc.	300,000	12,786,000

Diversified Consumer Services (4.4%)
Regis Corp.(a)(d)	1,950,000	24,277,500

Electric Utilities (3.1%)
El Paso Electric Co.	100,000	4,727,000
Portland General Electric Co.	275,000	12,133,000
		16,860,000

Electrical Equipment (2.2%)
Encore Wire Corp.	325,000	12,107,875

Electronic Equipment & Instruments (5.8%)
CTS Corp.	200,200	3,587,584
Methode Electronics, Inc.	50,300	1,721,769
Park Electrochemical Corp.(d)	1,847,100	26,838,363
		32,147,716

Energy Equipment & Services (5.5%)
CARBO Ceramics, Inc.	800,000	10,480,000
Gulf Island Fabrication, Inc.(d)	746,194	5,178,586
Patterson-UTI Energy, Inc.	400,000	8,524,000
RPC, Inc.(a)	400,000	6,212,000
		30,394,586

Food & Staples Retailing (2.3%)
Fred’s, Inc. (Class A)	775,000	12,485,250

Health Care Equipment & Supplies (3.6%)
Haemonetics Corp.(a)	225,000	$6,522,750
Invacare Corp.(d)	1,125,000	13,646,250
		20,169,000

Household Durables (2.8%)
MDC Holdings, Inc.	625,000	15,212,500

Insurance (3.9%)
OneBeacon Insurance Group, Ltd. (Class A)(d)	1,549,100	21,377,580

IT Services (4.3%)
ManTech International Corp. (Class A)(d)	625,000	23,637,500

Leisure Equipment & Products (1.4%)
Callaway Golf Co.	775,000	7,912,750

Machinery (3.3%)
Dynamic Materials Corp.(d)	845,289	9,086,857
ESCO Technologies, Inc.	225,000	8,986,500
		18,073,357

Metals & Mining (5.5%)
Haynes International, Inc.	250,000	8,020,000
Materion Corp.	625,000	15,475,000
Schnitzer Steel Industries, Inc. (Class A)	400,000	7,040,000
		30,535,000

Multi-Utilities (1.4%)
MDU Resources Group, Inc.	325,000	7,800,000

Oil, Gas & Consumable Fuels (3.5%)
WPX Energy, Inc.(a)	2,075,000	19,318,250

Professional Services (5.4%)
Heidrick & Struggles International, Inc.(d)	975,000	16,458,000
Resources Connection, Inc.(d)	900,000	13,302,000
		29,760,000

Real Estate Investment Trusts (REITs) (10.4%)
Corrections Corp. of America	475,000	16,634,500
Equity Commonwealth(a)	325,000	9,467,250
Lamar Advertising Co. (Class A)	250,000	16,587,500
Potlatch Corp.	425,000	14,492,500
		57,181,750

Road & Rail (1.7%)
Werner Enterprises, Inc.	400,000	9,188,000

Semiconductors & Semiconductor Equipment (2.8%)
Entegris, Inc.(a)	385,073	5,572,006
Intersil Corp. (Class A)	750,000	10,155,000
		15,727,006

Trading Companies & Distributors (2.6%)
NOW, Inc.(a)	800,000	14,512,000

TOTAL COMMON STOCKS
(Cost $529,269,023)		$547,637,370

TOTAL INVESTMENTS - (99.2%)
(Cost $529,269,023)		$547,637,370
OTHER ASSETS AND LIABILITIES, NET - (0.8%)		4,230,062
TOTAL NET ASSETS - (100.0%)		$551,867,432

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.3%)
Aerospace & Defense (1.9%)
AAR Corp.	500,000	$11,670,000
CPI Aerostructures, Inc.(a)(d)	500,000	3,075,000
		14,745,000

Auto Components (1.6%)
Spartan Motors, Inc.	750,000	4,695,000
Stoneridge, Inc.(a)	500,000	7,470,000
		12,165,000

Beverages (1.6%)
MGP Ingredients, Inc.	250,000	9,557,500
Primo Water Corp.(a)	250,000	2,952,500
		12,510,000

Biotechnology (0.3%)
ImmuCell Corp.(a)	204,972	1,414,307
Mesoblast, Ltd. (AUD)(a)(b)(e)	750,000	609,506
		2,023,813

Capital Markets (0.6%)
Safeguard Scientifics, Inc.(a)	400,000	4,996,000

Commercial Banks (12.5%)
Boston Private Financial Holdings, Inc.	222,600	2,617,776
Capital City Bank Group, Inc.	600,000	8,352,000
Heritage Financial Corp.	478,000	8,403,240
MainSource Financial Group, Inc.	523,744	11,548,555
Pacific Continental Corp.	734,893	11,545,169
PacWest Bancorp	200,000	7,956,000
People’s Utah Bancorp	150,000	2,490,000
TCF Financial Corp.	1,200,000	15,180,000
The Bancorp, Inc.(a)	750,000	4,515,000
TriCo Bancshares	377,320	10,414,032
TriState Capital Holdings, Inc.(a)	1,000,000	13,730,000
		96,751,772

Commercial Services & Supplies (2.1%)
Hudson Technologies, Inc.(a)(d)	2,500,000	9,000,000
Perma-Fix Environmental Services(a)(d)	860,000	4,377,400
TRC Cos., Inc.(a)	400,000	2,528,000
		15,905,400

Communications Equipment (3.1%)
Acacia Research Corp.(d)	5,000,000	22,000,000
PC-Tel, Inc.	383,903	1,808,183
		23,808,183

Construction & Engineering (2.5%)
Argan, Inc.	300,000	12,516,000
Northwest Pipe Co.(a)(d)	600,000	6,468,000
		18,984,000

Diversified Consumer Services (2.5%)
Lincoln Educational Services Corp.(a)(d)(f)	2,250,000	3,375,000
Regis Corp.(a)	1,000,000	12,450,000
Universal Technical Institute, Inc.(d)	1,500,000	3,390,000
		19,215,000

Diversified Financial Services (0.4%)
Collection House, Ltd. (AUD)(b)(e)	4,000,000	3,292,825

Electrical Equipment (1.5%)
Hydrogenics Corp.(a)(d)	1,250,000	8,625,000
Pioneer Power Solutions, Inc.(a)(d)(f)	500,000	2,675,000
		11,300,000

Electronic Equipment & Instruments (2.9%)
CUI Global, Inc.(a)(d)	1,250,000	6,312,500
IntriCon Corp.(a)(d)	400,000	2,136,000
Radisys Corp.(a)(d)	2,012,235	9,014,813
SuperCom, Ltd.(a)	729,420	2,771,796
Wasion Group Holdings, Ltd. (HKD)(b)(e)	3,738,000	1,998,887
		22,233,996

Energy Equipment & Services (2.0%)
Aspen Aerogels, Inc.(a)	100,000	497,000
CARBO Ceramics, Inc.	450,000	5,895,000
Willbros Group, Inc.(a)(d)	3,545,455	8,970,001
		15,362,001

Food & Staples Retailing (2.1%)
Fred’s, Inc. (Class A)	1,000,000	16,110,000

Food Products (1.6%)
Hanover Foods Corp. (Class A)(b)(f)	49,250	4,193,637
Landec Corp.(a)	750,000	8,070,000
		12,263,637

Gas Utilities (0.8%)
South Jersey Industries, Inc.	200,000	6,324,000

Health Care Equipment & Supplies (5.1%)
Accuray, Inc.(a)	2,378,000	12,341,820
Fukuda Denshi Co., Ltd. (JPY)(b)(e)	21,700	1,255,570
Invacare Corp.	1,200,000	14,556,000
Trinity Biotech PLC (ADR)(a)	1,000,000	11,340,000
		39,493,390

Health Care Providers & Services (2.0%)
Digirad Corp.(d)	1,000,000	5,150,000
Interpace Diagnostics Group, Inc.(a)(d)	1,490,000	3491,700
Sharps Compliance Corp.(a)	340,510	1,494,839
The Ensign Group, Inc.	400,000	8,404,000
		15,540,539

Hotels, Restaurants & Leisure (1.1%)
Bravo Brio Restaurant Group, Inc.(a)(d)	750,000	6,142,500
Jamba, Inc.(a)	225,200	2,317,308
		8,459,808

Household Durables (2.9%)
MDC Holdings, Inc.	400,000	9,736,000
WCI Communities, Inc.(a)	750,000	12,675,000
		22,411,000

Household Products (0.5%)
Oil-Dri Corp. of America	100,000	3,453,000

Insurance (2.8%)
Conifer Holdings, Inc.(a)(d)	500,000	3,470,000
Donegal Group, Inc. (Class A)	300,000	4,947,000
OneBeacon Insurance Group, Ltd. (Class A)	500,000	6,900,000
State Auto Financial Corp.	300,000	6,573,000
		21,890,000

Internet Software & Services (1.5%)
RetailMeNot, Inc.(a)	1,100,000	8,481,000
TechTarget, Inc.(a)	400,000	3,240,000
		11,721,000

IT Services (3.4%)
Ciber, Inc.(a)	3,500,000	5,250,000
Computer Task Group, Inc.	601,332	2,988,620
EVERTEC, Inc.	250,000	3,885,000
NCI, Inc. (Class A)(d)	573,297	8,054,823
StarTek, Inc.(a)(d)(f)	1,400,000	6,118,000
		26,296,443

Life Sciences Tools & Services (0.8%)
Harvard Bioscience, Inc.(a)(d)	2,200,000	6,292,000

Machinery (3.3%)
Dynamic Materials Corp.	100,000	1,075,000
H2O Innovation, Inc. (CAD)(a)(e)	233,800	266,021
Jason Industries, Inc.(a)(d)(f)	1,201,900	4,338,859
Lydall, Inc.(a)	400,000	15,424,000
Supreme Industries, Inc. (Class A)	300,000	4,110,000
		25,213,880

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016 (Unaudited)

	SHARES	VALUE
Metals & Mining (2.4%)
IAMGOLD Corp. (CAD)(a)(e)(g)	2,000,000	$8,282,055
Teranga Gold Corp. (CAD)(a)(e)	11,500,000	10,236,464
		18,518,519

Multi-Utilities (3.1%)
MDU Resources Group, Inc.	1,000,000	24,000,000

Oil, Gas & Consumable Fuels (0.1%)
Aegean Marine Petroleum Network, Inc.	188,674	1,037,707

Paper & Forest Products (0.6%)
Western Forest Products, Inc. (CAD)(e)	3,000,000	4,737,025

Pharmaceuticals (3.4%)
Endo International PLC(a)	1,000,000	15,580,000
Flamel Technologies SA (Sponsored ADR)(a)	361,045	3,877,623
Juniper Pharmaceuticals, Inc.(a)	286,971	2,011,667
TherapeuticsMD, Inc.(a)	600,000	5,100,000
		26,569,290

Professional Services (4.2%)
Barrett Business Services, Inc.(d)	500,000	20,660,000
Hudson Global, Inc.(d)(f)	2,881,768	5,677,083
RCM Technologies, Inc.(d)(f)	1,100,000	5,731,000
		32,068,083

Real Estate Investment Trusts (REITs) (4.4%)
CareTrust REIT, Inc.	2,000,000	27,560,000
Jernigan Capital, Inc.(d)	465,000	6,482,100
		34,042,100

Real Estate Management & Development (3.9%)
AV Homes, Inc.(a)	750,000	9,165,000
Kennedy Wilson Europe Real Estate PLC (GBP)(b)(e)	550,000	7,062,438
Kennedy-Wilson Holdings, Inc.	750,000	14,220,000
		30,447,438

Road & Rail (0.8%)
Marten Transport, Ltd.	300,000	5,940,000

Semiconductors & Semiconductor Equipment (1.0%)
CyberOptics Corp.(a)(d)	303,711	4,549,591
Pixelworks, Inc.(a)(d)	1,784,200	3,282,928
		7,832,519

Software (4.4%)
AVG Technologies NV(a)	550,000	10,444,500
Rovi Corp.(a)	1,000,000	15,640,000
TiVo, Inc.(a)	800,000	7,920,000
		34,004,500

Specialty Retail (2.9%)
Christopher & Banks Corp.(a)	1,350,000	2,956,500
Destination Maternity Corp.	660,000	3,880,800
Indigo Books & Music, Inc. (CAD)(a)(e)	225,000	2,943,225
Sonic Automotive, Inc. (Class A)	750,000	12,832,500
		22,613,025

Thrifts & Mortgage Finance (0.9%)
MGIC Investment Corp.(a)	1,200,000	7,140,000

Trading Companies & Distributors (0.8%)
Transcat, Inc.(a)(d)(f)	600,000	6,030,000

TOTAL COMMON STOCKS
(Cost $747,754,354)		$743,741,893

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.7%)
Time Deposits (3.7%)
Citibank (Grand Cayman)(b)(c)	0.13%	$28,323,391	$28,323,391

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,323,391)			$28,323,391

TOTAL INVESTMENTS - (100.0%)
(Cost $776,077,745)			$772,065,284
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(h)			106,744
TOTAL NET ASSETS - (100.0%)			$772,172,028

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

international value fund – schedule of investments

June 30, 2016 (Unaudited)

	SHARES	VALUE

COMMON STOCKS (90.4%)
Australia (4.1%)
Collection House, Ltd. (AUD)(b)(e)	600,000	$493,924
Incitec Pivot, Ltd. (AUD)(b)(e)(i)	170,000	381,873
		875,797

Austria (2.9%)
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(b)(e)	3,000	181,494
Semperit Holding AG (EUR)(e)	13,000	429,773
		611,267

Belgium (1.8%)
D’ieteren SA (EUR)(b)(e)	9,000	391,045

Canada (9.7%)
Agnico-Eagle Mines, Ltd. (CAD)(e)(i)	4,000	214,064
Mandalay Resources Corp. (CAD)(e)	730,000	672,394
Reitmans Canada, Ltd. (Class A) (CAD)(e)	125,000	425,713
Total Energy Services, Inc. (CAD)(e)	50,500	506,583
Whitecap Resources, Inc. (CAD)(e)(i)	30,000	229,421
		2,048,175

Colombia (1.4%)
Grupo Nutresa SA (COP)(e)(i)	35,000	299,568

France (2.7%)
EuropaCorp (EUR)(a)(b)(e)	140,000	571,581

Germany (4.1%)
Deutz AG (EUR)(b)(e)	125,000	516,357
KSB AG (EUR)(e)	1,000	349,571
		865,928

Great Britain (8.2%)
Arrow Global Group PLC (GBP)(e)	200,000	530,504
Chemring Group PLC (GBP)(e)	330,000	557,927
Stock Spirits Group PLC (GBP)(e)	300,000	643,993
		1,732,424

Hong Kong (11.2%)
China ZhengTong Auto Services
Holdings, Ltd. (HKD)(b)(e)	1,225,000	452,950
Clear Media, Ltd. (HKD)(b)(e)	520,000	454,509
Far East Consortium International, Ltd. (HKD)(b)(e)	1,600,000	506,780
Keck Seng Investments (HKD)(e)	1,200,000	958,998
		2,373,237

Ireland (3.6%)
Trinity Biotech PLC (ADR)(a)	68,000	771,120

Italy (3.0%)
Danieli & C Officine Meccaniche SpA (EUR)(b)(e)	35,000	623,817

Japan (25.8%)
Akebono Brake Industry Co., Ltd. (JPY)(a)(b)(e)	200,000	390,144
Anritsu Corp. (JPY)(b)(e)	110,000	634,770
Fuji Pharma Co., Ltd. (JPY)(b)(e)	20,000	443,027
Japan Pure Chemical Co., Ltd. (JPY)(b)(e)	10,000	193,289
Kurita Water Industries, Ltd. (JPY)(b)(e)(i)	18,000	401,251
Medikit Co., Ltd. (JPY)(b)(e)	12,000	465,861
Nabtesco Corp. (JPY)(b)(e)(i)	26,300	627,522
Nippon Seiki Co., Ltd. (JPY)(b)(e)	27,000	440,280
Takamatsu Construction Group Co., Ltd. (JPY)(b)(e)	27,000	631,104
The Bank of Kyoto, Ltd. (JPY)(b)(e)	85,000	521,365
Yushin Precision Equipment Co., Ltd. (JPY)(b)(e)	40,000	706,529
		5,455,142

South Korea (3.8%)
Mirae Asset Securities Co., Ltd. (KRW)(b)(e)	12,000	242,603
Sung Kwang Bend Co., Ltd. (KRW)(b)(e)	70,000	563,683
		806,286

Taiwan (5.4%)
Green Seal Holding, Ltd. (TWD)(b)(e)	130,000	606,424
Teco Electric and Machinery Co., Ltd. (TWD)(b)(e)	630,000	532,763
		1,139,187

United States (2.7%)
SuperCom, Ltd.(a)	150,000	570,000

TOTAL COMMON STOCKS
(Cost $19,446,826)		$19,134,574

PREFERRED STOCK (3.8%)
Brazil (3.8%)
Banco ABC Brasil SA (BRL)(e)	70,000	$287,209
Cia de Saneamento do Parana (BRL)(e)	310,000	511,471
		798,680

TOTAL PREFERRED STOCK
(Cost $815,220)		$798,680

	INTEREST	PAR
	RATE	AMOUNT	VALUE

SHORT-TERM INVESTMENTS (5.7%)
Time Deposits (5.7%)
Cititbank (Grand Cayman)(b)(c)	0.13%	$1,199,861	$1,199,861

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,199,861)			$1,199,861

TOTAL INVESTMENTS - (99.9%)
(Cost $21,461,907)			$21,133,115
OTHER ASSETS AND LIABILITIES, NET - (0.1%)			20,011
TOTAL NET ASSETS - (100.0%)			$21,153,126

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

country of risk - % of net assets (unaudited)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND
Australia	4.1%
Austria	2.9
Belgium	1.9
Brazil	3.8
Canada	6.5
Chile	3.2
China	7.2
Columbia	1.4
France	2.7
Germany	4.1
Great Britain	5.1
Hong Kong	2.4
Ireland	3.6
Israel	2.7
Italy	3.0
Japan	25.8
Poland	3.0
South Korea	3.8
Taiwan	2.5
Vietnam	4.5
Other Assets	5.8
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2016.
(d)	Affiliated company. See Note 10 in Notes to Financial Statements.
(e)	Traded in a foreign country.
(f)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(g)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $2,070,513 as of June 30, 2016. See Note 4 in Notes to Financial Statements.
(h)	Less than 0.05% of total net assets.
(i)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $1,843,822 as of June 30, 2016. See Note 4 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
TWD	Taiwan Dollar

Percentages are stated as a percent of net assets. Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

international value fund – schedule of open futures contracts

June 30, 2016 (Unaudited)

				UNDERLYING FACE AMOUNT	UNREALIZED
DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	AT VALUE (NOTE 4)	APPRECIATION
Euro FX Currency Future	Short	(8)	9/19/16	$(1,110,750)	$30,505
				$(1,110,750)	$30,505

				UNDERLYING FACE AMOUNT	UNREALIZED
DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	AT VALUE (NOTE 4)	DEPRECIATION
Japanese Yen FX Currency Future	Short	(6)	9/19/16	$(728,025)	$(8,735)
				$(728,025)	$(8,735)

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

statements of assets and liabilities

June 30, 2016 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$225,080,127	$4,481,168	$529,269,023	$776,077,745	$21,461,907
Investments in securities, at value	$265,201,805	$4,670,464	$393,834,734	$590,175,986	$21,133,115
Investments in affiliates, at value (See Note 10)	—	—	153,802,636	181,889,298	—
Total Investments, at value	265,201,805	4,670,464	547,637,370	772,065,284	21,133,115
Foreign currency, at value (cost $0, $0, $0, $230,410 and $285,252, respectively)	—	—	—	230,540	285,087
Receivable for securities sold	1,613,307	82,162	11,465,406	2,606,834	391,010
Receivable due from advisor	—	7,703	—	—	—
Receivable from variation margin	—	—	—	—	8,300
Deposit with broker for futures	—	—	—	—	51,300
Accrued dividends and interest	154,985	6,158	673,186	1,028,890	79,809
Receivable for capital shares issued	94,228	1,138	159,825	28,673	2,935
Prepaid expenses	43,203	14,786	57,123	103,747	11,536
Total Assets	267,107,528	4,782,411	559,992,910	776,063,968	21,963,092

LIABILITIES:
Written options, at value (proceeds $0, $0, $0, $72,675 and $0, respectively)	—	—	—	21,285	—
Payable due to custodian due to overdraft	—	—	106,409	—	95
Payable for securities purchased	767,726	44,813	6,440,023	3,303,958	748,268
Payable for capital shares redeemed	765,978	—	1,236,516	247,663	—
Accrued expenses
Management fees	11,052	—	20,475	30,983	5,692
Distribution fees - Investor Class	2,937	635	5,444	7,257	4,386
Fund accounting fees	17,071	2,200	34,979	50,037	5,996
Transfer agency fees	65,110	6,061	146,239	131,280	9,985
Custody fees	13,178	2,729	63,032	35,608	8,718
Audit fees	15,714	15,273	15,095	17,325	21,291
Legal fees	3,129	13	17,112	12,134	34
Printing fees	15,063	196	38,353	32,796	536
Other	1,395	1,788	1,801	1,614	4,965
Total Liabilities	1,678,353	73,708	8,125,478	3,891,940	809,966
TOTAL NET ASSETS	$265,429,175	$4,708,703	$551,867,432	$772,172,028	$21,153,126

NET ASSETS CONSIST OF:
Paid-in capital	$200,085,762	$4,700,013	$672,485,031	$742,978,464	$26,409,370
Accumulated undistributed net investment income (loss)	1,784,495	27,764	2,548,903	(9,782,375)	(872,999)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	23,437,240	(208,370)	(141,534,849)	42,933,457	(4,075,785)
Net unrealized appreciation (depreciation) on investments	40,121,678	189,296	18,368,347	(3,957,518)	(307,460)
TOTAL NET ASSETS	$265,429,175	$4,708,703	$551,867,432	$772,172,028	$21,153,126

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$220,502,710	$3,112,453	$410,494,043	$713,894,827	$21,153,126
Shares outstanding	7,797,539	310,077	16,882,342	20,187,886	2,471,934
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.28	$10.04	$24.31	$35.36	$8.56
INSTITUTIONAL CLASS:
Net assets	$44,926,465	$1,596,250	$141,373,389	$58,277,201	$—
Shares outstanding	1,590,905	159,182	5,841,030	1,620,231	—
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.24	$10.03	$24.20	$35.97	$—

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $180,265,718 for the Value Plus Fund, $252,594,583 for the Value Fund and $– for the International Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

statements of operations

For the Six Months Ended June 30, 2016 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$3,331,428	$52,181	$6,440,730	$6,459,119	$295,619
Interest	2,492	53	—	5,893	649
Securities lending, net	2,079	—	—	—	—
Foreign taxes withheld	(6,900)	(400)	—	(29,589)	(20,132)
Total Investment Income	3,329,099	51,834	6,440,730	6,435,423	276,136

EXPENSES:
Management fees	1,000,250	16,462	2,412,327	2,896,182	89,899
Distribution fees - Investor Class	244,440	3,581	563,331	737,608	26,441
Transfer agency fees	189,963	18,414	493,900	378,122	29,542
Fund accounting fees	44,174	2,546	110,021	128,031	9,510
Custodian fees	11,425	1,614	49,525	37,919	15,410
Printing and communication fees	4,527	95	9,590	22,050	404
Postage fees	12,815	42	66,073	18,673	385
Legal fees	7,476	188	26,549	21,395	2,230
Registration fees	16,010	28,257	38,030	15,822	10,301
Directors’ fees	17,044	302	59,405	48,545	1,486
Audit and tax fees	13,331	12,933	13,084	13,971	15,097
Insurance fees	13,413	188	57,633	37,666	898
Other expenses	12,395	3,359	40,574	27,361	2,729
Total Expenses before waivers	1,587,263	87,981	3,940,042	4,383,345	204,332
Expenses waived by investment advisor (See Note 6)	2,245	62,518	—	—	46,721
Total Expenses after waivers	1,585,018	25,463	3,940,042	4,383,345	157,611
NET INVESTMENT INCOME	1,744,081	26,371	2,500,688	2,052,078	118,525

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	16,019,254	(55,453)	(57,157,458)	45,195,352	(1,281,700)
Investments - affiliated securities	—	—	(19,311,995)	256,520	—
Futures contracts	—	—	—	—	(54,252)
Written options	—	—	—	1,057,637	—
Foreign currency translation	—	(90)	—	22,748	15,690
Net change in unrealized appreciation (depreciation) on:
Investments	(7,105,252)	378,725	45,899,682	(64,248,542)	(396,851)
Futures contracts	—	—	—	—	22,074
Written options	—	—	—	(318,603)	—
Foreign currency translation	—	7,687	—	(73,191)	1,681,193
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	8,914,002	330,869	(30,569,771)	(18,108,079)	(13,846)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,658,083	$357,240	$(28,069,083)	$(16,056,001)	$104,679

(a)	Including $1,418,314 and $765,583 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

statements of changes in net assets

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Six Months		For the Six Months		For the Six Months
	January 1, 2016 to		January 1, 2016 to		January 1, 2016 to
	June 30, 2016	For the Year Ended	June 30, 2016	For the Year Ended	June 30, 2016	For the Year Ended
	(Unaudited)	December 31, 2015	(Unaudited)	December 31, 2015	(Unaudited)	December 31, 2015
FROM INVESTMENT OPERATIONS:
Net investment income	$1,744,081	$3,356,534	$26,371	$43,000	$2,500,688	$11,810,387
Net realized gains (losses) on:
Investments	16,019,254	51,393,087	(55,453)	(99,941)	(76,469,453)	34,652,373
Foreign currency translations	—	—	(90)	(1,475)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(7,105,252)	(68,113,261)	378,725	(254,459)	45,899,682	(352,278,330)
Foreign currency translation	—	—	7,687	(6,359)	—	—
Net increase (decrease) in net assets resulting from operations	10,658,083	(13,363,640)	357,240	(319,234)	(28,069,083)	(305,815,570)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,429,361)	—	(19,976)	—	(4,344,687)
Institutional Class	—	(604,117)	—	(22,745)	—	(6,236,446)
Net realized gains on investments
Investor Class	—	(22,223,450)	—	(30,402)	—	(39,839,423)
Institutional Class	—	(4,346,613)	—	(18,277)	—	(37,920,565)
Total distributions to shareholders	—	(29,603,541)	—	(91,400)	—	(88,341,121)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	6,260,447	18,586,620	471,717	1,505,228	16,159,869	71,082,074
Dividends reinvested	—	24,225,730	—	50,322	—	43,824,560
Value of shares redeemed(a)	(39,679,741)	(157,814,304)	(466,549)	(19,451)	(142,607,248)	(704,570,921)
Total Investor Class	(33,419,294)	(115,001,954)	5,168	1,536,099	(126,447,379)	(589,664,287)
Institutional Class
Proceeds from shares issued	5,012,862	12,232,950	58,285	423,097	23,068,298	246,602,132
Dividends reinvested	—	4,872,120	—	41,022	—	42,540,374
Value of shares redeemed(a)	(9,104,657)	(124,990,091)	(288,546)	(655,667)	(368,106,454)	(1,060,291,165)
Total Institutional Class	(4,091,795)	(107,885,021)	(230,261)	(191,548)	(345,038,156)	(771,148,659)
Net increase (decrease) in net assets derived from capital transactions	(37,511,089)	(222,886,975)	(225,093)	1,344,551	(471,485,535)	(1,360,812,946)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,853,006)	(265,854,156)	132,147	933,917	(499,554,618)	(1,754,969,637)
NET ASSETS AT THE BEGINNING OF THE PERIOD	292,282,181	558,136,337	4,576,556	3,642,639	1,051,422,050	2,806,391,687
NET ASSETS AT THE END OF THE PERIOD	$265,429,175	$292,282,181	$4,708,703	$4,576,556	$551,867,432	$1,051,422,050
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$1,784,495	$40,414	$27,764	$1,393	$2,548,903	$48,215

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	237,087	603,965	54,890	149,764	693,864	2,416,675
Reinvested Shares	—	878,656	—	5,331	—	1,778,594
Shares Redeemed	(1,489,816)	(5,097,578)	(53,292)	(2,074)	(6,102,726)	(23,993,074)
Net increase (decrease) resulting from share transactions	(1,252,729)	(3,614,957)	1,598	153,021	(5,408,862)	(19,797,805)
Institutional Class
Shares Issued	190,594	396,360	6,467	43,104	1,014,000	8,344,497
Reinvested Shares	—	177,104	—	4,355	—	1,734,926
Shares Redeemed	(346,164)	(3,992,936)	(33,962)	(64,499)	(16,642,995)	(35,292,554)
Net decrease resulting from share transactions	(155,570)	(3,419,472)	(27,495)	(17,040)	(15,628,995)	(25,213,131)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

statements of changes in net assets (continued)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Six Months		For the Six Months
	January 1, 2016 to		January 1, 2016 to
	June 30, 2016	For the Year Ended	June 30, 2016	For the Year Ended
	(Unaudited)	December 31, 2015	(Unaudited)	December 31, 2015
FROM INVESTMENT OPERATIONS:
Net investment income	$2,052,078	$3,733,383	$118,525	$243,023
Net realized gains (losses) on:
Investments	45,451,872	86,834,882	(1,281,700)	1,212,723
Futures contracts	—	—	(54,252)	1,019,158
Written options	1,057,637	1,286,957	—	—
Foreign currency translations	22,748	(8,397,543)	15,690	(2,657,509)
Net change in unrealized appreciation (depreciation) on:
Investments	(64,248,542)	(201,523,323)	(396,851)	(3,000,011)
Futures contracts	—	—	22,074	(768,959)
Written options	(318,603)	732,321	—	—
Foreign currency translation	(73,191)	1,644,664	1,681,193	521,273
Net increase (decrease) in net assets resulting from operations	(16,056,001)	(115,688,659)	104,679	(3,430,302)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,862,363)	—	(141,180)
Institutional Class	—	(313,328)	—	—
Net realized gains on investments
Investor Class	—	(57,864,458)	—	(246,635)
Institutional Class	—	(4,225,807)	—	—
Total distributions to shareholders	—	(65,265,956)	—	(387,815)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	11,279,460	27,889,029	681,777	1,592,842
Dividends reinvested	—	58,692,163	—	380,625
Value of shares redeemed(a)	(69,286,238)	(204,816,937)	(3,134,243)	(3,703,639)
Total Investor Class	(58,006,778)	(118,235,745)	(2,452,466)	(1,730,172)
Institutional Class
Proceeds from shares issued	8,159,534	14,806,484	—	—
Dividends reinvested	—	4,366,891	—	—
Value of shares redeemed(a)	(7,775,351)	(24,165,084)	—	—
Total Institutional Class	384,183	(4,991,709)	—	—
Net decrease in net assets derived from capital transactions	(57,622,595)	(123,227,454)	(2,452,466)	(1,730,172)

TOTAL DECREASE IN NET ASSETS	(73,678,596)	(304,182,069)	(2,347,787)	(5,548,289)
NET ASSETS AT THE BEGINNING OF THE PERIOD	845,850,624	1,150,032,693	23,500,913	29,049,202
NET ASSETS AT THE END OF THE PERIOD	$772,172,028	$845,850,624	$21,153,126	$23,500,913
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(9,782,375)	$(11,834,453)	$(872,999)	$(991,524)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	335,622	666,489	83,565	164,183
Reinvested Shares	—	1,605,371	—	44,674
Shares Redeemed	(2,020,239)	(4,939,591)	(393,833)	(400,470)
Net decrease resulting from share transactions	(1,684,617)	(2,667,731)	(310,268)	(191,613)
Institutional Class
Shares Issued	229,671	338,908	—	—
Reinvested Shares	—	117,548	—	—
Shares Redeemed	(221,053)	(574,850)	—	—
Net increase (decrease) resulting from share transactions	8,618	(118,394)	—	—

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

financial highlights

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses) on
				investments, futures,
				options, and the		Total income
				translation of assets		(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		and liabilities in		investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)		foreign currency		operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
June 30, 2016 (Unaudited)	$27.08	$0.17	(c)	$1.03	(c)	$1.20	$—	$—	$—	$28.28
December 31, 2015	31.32	0.26	(c)	(1.51	)(c)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	(c)	1.30	(c)	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	(c)	10.04	(c)	10.19	(0.12)	(5.45)	(5.57)	33.78
December 31, 2012	26.81	0.15		3.33		3.48	(0.13)	(1.00)	(1.13)	29.16
December 31, 2011	29.18	0.14		(2.09)		(1.95)	(0.13)	(0.29)	(0.42)	26.81
Institutional Class
June 30, 2016 (Unaudited)	27.01	0.20	(c)	1.03	(c)	1.23	—	—	—	28.24
December 31, 2015	31.25	0.33	(c)	(1.50	)(c)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	(c)	1.30	(c)	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	(c)	10.02	(c)	10.29	(0.25)	(5.45)	(5.70)	33.72
December 31, 2012	26.79	0.22		3.37		3.59	(0.25)	(1.00)	(1.25)	29.13
December 31, 2011	29.18	0.22		(2.09)		(1.87)	(0.23)	(0.29)	(0.52)	26.79
MID CAP VALUE FUND
Investor Class(f)
June 30, 2016 (Unaudited)	9.25	0.05	(c)	0.74	(c)	0.79	—	—	—	10.04
December 31, 2015	10.13	0.09	(c)	(0.80	)(c)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	(c)	0.13	(c)	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(f)
June 30, 2016 (Unaudited)	9.23	0.06	(c)	0.74	(c)	0.80	—	—	—	10.03
December 31, 2015	10.15	0.11	(c)	(0.81	)(c)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	(c)	0.14	(c)	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
June 30, 2016 (Unaudited)	24.08	0.09	(c)	0.14	(c)	0.23	—	—	—	24.31
December 31, 2015	31.66	0.16	(c)	(5.62	)(c)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(c)	(1.03	)(c)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	(c)	9.97	(c)	10.14	(0.16)	(3.85)	(4.01)	35.82
December 31, 2012	27.72	0.42		2.73		3.15	(0.36)	(0.82)	(1.18)	29.69
December 31, 2011	29.82	0.19		(1.79)		(1.60)	(0.18)	(0.32)	(0.50)	27.72
Institutional Class
June 30, 2016 (Unaudited)	23.97	0.08	(c)	0.15	(c)	0.23	—	—	—	24.20
December 31, 2015	31.57	0.24	(c)	(5.62	)(c)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(c)	(1.04	)(c)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	(c)	9.97	(c)	10.24	(0.28)	(3.85)	(4.13)	35.75
December 31, 2012	27.69	0.44		2.78		3.22	(0.45)	(0.82)	(1.27)	29.64
December 31, 2011	29.80	0.28		(1.79)		(1.51)	(0.28)	(0.32)	(0.60)	27.69

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	Inception date is October 31, 2014.
(g)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

RATIOS/SUPPLEMENTAL DATA

					Percentage of net		Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of		investment income		expenses to		expenses to		investment income		investment income
		end of period	expenses to		(loss) to average		average net assets		average net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	average net assets		net assets		before waivers		after waivers		assets before waivers		assets after waivers		turnover rate(b)

4.43	%(d)	$220,503	1.23	%(e)	1.27	%(e)	N/A		N/A		N/A		N/A		24	%(d)
(4.16)		245,105	1.20		0.84		N/A		N/A		N/A		N/A		40
4.07		396,692	1.20		0.32		N/A		N/A		N/A		N/A		42
35.07		488,526	1.20		0.44		N/A		N/A		N/A		N/A		57
13.03		456,456	1.21		0.47		N/A		N/A		N/A		N/A		27
(6.68)		565,978	1.22		0.52		N/A		N/A		N/A		N/A		47

4.55	%(d)(g)	44,926	N/A		N/A		1.00	%(e)	0.99	%(e)	1.49	%(e)	1.50	%(e)	24	%(d)
(3.92)		47,178	N/A		N/A		0.94		0.94		1.05		1.05		40
4.40		161,444	N/A		N/A		0.88		0.88		0.64		0.64		42
35.45		221,896	N/A		N/A		0.88		0.88		0.78		0.78		57
13.43		175,090	N/A		N/A		0.89		0.89		0.78		0.78		27
(6.42)		163,492	N/A		N/A		0.91		0.91		0.84		0.84		47

8.54	%(d)(g)	3,112	N/A		N/A		3.77	%(e)	1.25	%(e)	(1.40	)%(e)	1.12	%(e)	31	%(d)
(7.08	)(g)	2,853	N/A		N/A		3.55		1.25		(1.40)		0.90		46
1.61	(d)(g)	1,575	N/A		N/A		9.62	(e)	1.25	(e)	(6.44	)(e)	1.93	(e)	4	(d)

8.67	%(d)(g)	1,596	N/A		N/A		4.45	%(e)	0.99	%(e)	(2.11	)%(e)	1.35	%(e)	31	%(d)
(6.89	)(g)	1,723	N/A		N/A		3.41		0.99		(1.36)		1.06		46
1.73	(d)(g)	2,067	N/A		N/A		9.36	(e)	0.99	(e)	(6.22	)(e)	2.16	(e)	4	(d)

0.96	%(d)	410,494	1.23	%(e)	0.75	%(e)	N/A		N/A		N/A		N/A		36	%(d)
(17.41)		536,809	1.16		0.53		N/A		N/A		N/A		N/A		22
(2.70)		1,332,686	1.14		0.26		N/A		N/A		N/A		N/A		26
34.15		1,784,320	1.14		0.51		N/A		N/A		N/A		N/A		32
11.38		1,612,756	1.16		1.43		N/A		N/A		N/A		N/A		27
(5.37)		1,668,179	1.16		0.76		N/A		N/A		N/A		N/A		11

0.96	%(d)	141,373	N/A		N/A		0.98	%(e)	0.98	%(e)	0.69	%(e)	0.69	%(e)	36	%(d)
(17.20)		514,613	N/A		N/A		0.90		0.90		0.81		0.81		22
(2.45)		1,473,706	N/A		N/A		0.89		0.89		0.53		0.53		26
34.53		1,349,248	N/A		N/A		0.84		0.84		0.80		0.80		32
11.67		1,057,469	N/A		N/A		0.90		0.90		1.70		1.70		27
(5.07)		553,561	N/A		N/A		0.87		0.87		1.14		1.14		11

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

financial highlights (continued)

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses) on
				investments, futures,
				options, and the		Total income
				translation of assets		(loss) from	Distributions	Distributions from
	Net asset value,	Net investment		and liabilities in		investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)		foreign currency		operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
June 30, 2016 (Unaudited)	$35.98	$0.09	(c)	$(0.71	)(c)	$(0.62)	$—	$—	$—	$35.36
December 31, 2015	43.73	0.15	(c)	(4.93	)(c)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07	(c)	1.00	(c)	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23	)(c)	13.28	(c)	13.05	(0.43)	(5.16)	(5.59)	48.12
December 31, 2012	38.31	0.10		5.17		5.27	—	(2.92)	(2.92)	40.66
December 31, 2011	43.82	(0.05)		(2.99)		(3.04)	—	(2.47)	(2.47)	38.31
Institutional Class
June 30, 2016 (Unaudited)	36.56	0.13	(c)	(0.72	)(c)	(0.59)	—	—	—	35.97
December 31, 2015	44.39	0.22	(c)	(5.01	)(c)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16	(c)	1.01	(c)	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16	)(c)	13.47	(c)	13.31	(0.51)	(5.16)	(5.67)	48.77
December 31, 2012	38.67	(0.42)		5.80		5.38	—	(2.92)	(2.92)	41.13
December 31, 2011	44.12	(1.45)		(1.53)		(2.98)	—	(2.47)	(2.47)	38.67
INTERNATIONAL VALUE FUND
Investor Class
June 30, 2016 (Unaudited)	8.45	0.05	(c)	0.06	(c)	0.11	—	—	—	8.56
December 31, 2015	9.77	0.08	(c)	(1.26	)(c)	(1.18)	(0.05)	(0.09)	(0.14)	8.45
December 31, 2014	10.96	0.08	(c)	(0.49	)(c)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(g)	10.79	0.07	(c)	0.59	(c)	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	(c)	2.55	(c)	2.63	(0.18)	—	(0.18)	10.79
May 31, 2012	10.93	0.03	(c)	(2.58	)(c)	(2.55)	(0.04)	—	(0.04)	8.34

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(g)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.

The accompanying Notes to Financial Statements are an integral part of these Statements.

28

RATIOS/SUPPLEMENTAL DATA

Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets		Percentage of net investment income (loss) to average net assets		Percentage of expenses to average net assets before waivers		Percentage of expenses to average net assets after waivers		Percentage of net investment income (loss) to average net assets before waivers		Percentage of net investment income (loss) to average net assets after waivers		Portfolio turnover rate(b)

(1.72	)%(d)	$713,895	1.15	%(e)	0.52	%(e)	N/A		N/A		N/A		N/A		19	%(d)
(11.04)		786,936	1.06		0.36		N/A		N/A		N/A		N/A		52
2.22		1,073,232	1.07		0.14		N/A		N/A		N/A		N/A		38
32.11		1,180,293	1.08		(0.49)		N/A		N/A		N/A		N/A		32
13.83		1,052,104	1.09		0.10		N/A		N/A		N/A		N/A		24
(6.92)		1,068,687	1.10		(0.42)		N/A		N/A		N/A		N/A		25

(1.61	)%(d)	58,277	N/A		N/A		0.93	%(e)	0.93	%(e)	0.74	%(e)	0.74	%(e)	19	%(d)
(10.90)		58,914	N/A		N/A		0.91		0.91		0.52		0.52		52
2.38		76,800	N/A		N/A		0.91		0.91		0.32		0.32		38
32.37		87,986	N/A		N/A		0.91		0.91		(0.34)		(0.34)		32
13.98		91,722	N/A		N/A		0.93		0.93		0.32		0.32		24
(6.73)		67,520	N/A		N/A		0.91		0.91		(0.22)		(0.22)		25

1.30	%(d)(f)	21,153	N/A		N/A		1.93	%(e)	1.49	%(e)	0.68	%(e)	1.12	%(e)	27	%(d)
(12.09	)(f)	23,501	N/A		N/A		1.81		1.49		0.56		0.88		62
(3.76	)(f)	29,049	N/A		N/A		1.76		1.49		0.49		0.76		31
6.13	(d)(f)	31,387	N/A		N/A		2.00	(e)	1.49	(e)	1.55	(e)	1.04	(e)	16	(d)
31.64	(f)	28,001	N/A		N/A		2.36		1.72		0.19		0.83		51
(23.39	)(f)	17,432	N/A		N/A		2.69		1.75		(0.64)		0.30		82

The accompanying Notes to Financial Statements are an integral part of these Statements.

29

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2016

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The International Value Fund offers Investor Class shares. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of ASC 946.

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available, deemed unreliable or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended 2015, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2015, the following reclassifications were made to increase (decrease) such amounts.

FUND	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES) ON INVESTMENTS	PAID-IN CAPITAL
SELECT VALUE FUND	$(337,116)	$(16,333,390)	$16,670,506
MID CAP VALUE FUND	238	(77)	(161)
VALUE PLUS FUND	(1,181,039)	(22,498,837)	23,679,876
VALUE FUND	1,323,834	(13,904,558)	12,580,724
INTERNATIONAL VALUE FUND	1,506,196	(1,504,847)	(1,349)

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	At June 30, 2016, the Value Fund had 4.94% of net assets that were illiquid as defined pursuant to guidelines established by the Board.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of June 30, 2016, the Funds did not hold any restricted securities.

(h)	As of June 30, 2016, the International Value Fund has restricted cash in the amount of $51,300. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

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(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2016:

SELECT VALUE FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices(1)	Level 2 - Other Significant Observable Inputs(1)(2)	Level 3 – Significant Unobservable Inputs(3)	Total
Common Stocks	$262,864,699	$—	$—	$262,864,699
Short-Term Investments	—	2,337,106	—	2,337,106
Total	$262,864,699	$2,337,106	$—	$265,201,805

MID CAP VALUE FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices(1)	Level 2 - Other Significant Observable Inputs(1)(2)	Level 3 – Significant Unobservable Inputs(3)	Total
Common Stocks	$4,661,003	$—	$—	$4,661,003
Short-Term Investments	—	9,461	—	9,461
Total	$4,661,003	$9,461	$—	$4,670,464

VALUE PLUS FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices(1)	Level 2 - Other Significant Observable Inputs(1)(2)	Level 3 – Significant Unobservable Inputs(3)	Total
Common Stocks	$547,637,370	$—	$—	$547,637,370
Total	$547,637,370	$—	$—	$547,637,370

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VALUE FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices(1)	Level 2 - Other Significant Observable Inputs(1)(2)	Level 3 – Significant Unobservable Inputs(3)	Total
Common Stocks	$725,329,030	$18,412,863	$—	$743,741,893
Short-Term Investments	—	28,323,391	—	28,323,391
Total	$725,329,030	$46,736,254	$—	$772,065,284

Other Financial Instruments(4)
Liabilities
Written Options	$—	$(21,285)	$—	$(21,285)
Total	$—	$(21,285)	$—	$(21,285)

INTERNATIONAL VALUE FUND

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices(1)	Level 2 - Other Significant Observable Inputs(1)(2)	Level 3 – Significant Unobservable Inputs(3)	Total
Common Stocks
Australia	$—	$875,797	$—	$875,797
Austria	429,773	181,494	—	611,267
Belgium	—	391,045	—	391,045
Canada	2,048,175	—	—	2,048,175
Colombia	299,568	—	—	299,568
France	—	571,581	—	571,581
Germany	349,571	516,357	—	865,928
Great Britain	1,732,424	—	—	1,732,424
Hong Kong	958,998	1,414,239	—	2,373,237
Ireland	771,120	—	—	771,120
Italy	—	623,817	—	623,817
Japan	—	5,455,142	—	5,455,142
South Korea	—	806,286	—	806,286
Taiwan	—	1,139,187	—	1,139,187
United States	570,000	—	—	570,000
Preferred Stock	798,680	—	—	798,680
Short-Term Investments	—	1,199,861	—	1,199,861
Total	$7,958,309	$13,174,806	$—	$21,133,115

Other Financial Instruments(4)
Assets
Futures Contracts	$30,505	$—	$—	$30,505
Liabilities
Futures Contracts	(8,735)	—	—	(8,735)
Total	$21,770	$—	$—	$21,770

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of June 30, 2016 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

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Security amounts in the Value Fund and International Value Fund that were transferred into and out of Levels 1 and 2 at June 30, 2016 were as follows:

VALUE FUND	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$—	$4,193,637	$4,193,637	$—
Total	$—	$4,193,637	$4,193,637	$—

INTERNATIONAL VALUE FUND	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs
	Transfers In	TransfeTrs (Out)	Transfers In	Transfers (Out)
Common Stocks	$557,927	$465,861	$465,861	$557,927
Total	$557,927	$465,861	$465,861	$557,927

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six month period ended June 30, 2016, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls and futures, which are valued at net unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2016, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. A Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the six month period ended June 30, 2016 was $(1,309,400). As of June 30, 2016, the Select Value, Mid Cap Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of June 30, 2016 was as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Unrealized Appreciation*	Unrealized Depreciation*
Foreign Exchange Currency Contracts – Futures	Receivable from variation margin	$30,505	$(8,735)
Total		$30,505	$(8,735)

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s net variation margin is reported separately within the Statements of Assets and Liabilities.

33

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the six month period ended June 30, 2016 was as follows:

Risk Exposure	Statements of Operations Location
Foreign Exchange Currency Contracts – Futures	Net realized gains (losses) on futures contracts	$(54,242)
Foreign Exchange Currency Contracts – Futures	Net change in unrealized appreciation (depreciation) on futures contracts	22,074

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the six month period ended June 30, 2016:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2015	2,000	$393,993
Options Written	31,478	2,300,845
Options Expired	(9,000)	(912,281)
Options Closed	(2,000)	(197,356)
Options Exercised	(17,478)	(1,512,526)
Balance at June 30, 2016	5,000	$72,675

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
VALUE FUND
IAMGOLD Corp., $6.00, 07/15/16 (Covered Call)	(5,000)	(21,285)
Total Written Options	(5,000)	(21,285)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities – Fair Value of Derivative Instruments as of June 30, 2016:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(21,285)
		$(21,285)

The effect of derivatives instruments on the Statements of Operations for the six month period ended June 30, 2016:

VALUE FUND	Location of Gain (Losses) on Derivatives Recognized in Income	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Loss on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in unrealized appreciation (depreciation) on written options	$1,057,637	$(318,603)
		$1,057,637	$(318,603)

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2016.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS(1)	CASH COLLATERAL PLEDGED™	NET AMOUNT
VALUE FUND
Written Options (counterparty, Susquehanna)	$21,285	$—	$21,285	$(21,285)	$—	$—
Total	$21,285	$—	$21,285	$(21,285)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of June 30, 2016, there were no securities on loan.

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(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2018, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the six month period ended June 30, 2016, expenses of $46,721 were waived by the Advisor. The Advisor shall be entitled to recoup such amounts waived or reimbursed from the International Value Fund fora period of up to three (3) years from the date the Advisor reduced its compensation and/or assumed expenses for the International Value Fund, provided that the current expense ratio is less than the prior year expense cap that was in place when such prior year expenses were waived. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

December 31, 2016	$88,037
December 31, 2017	82,369
December 31, 2018	88,768

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six month period ended June 30, 2016, expenses of $2,245 for the Select Value Fund were waived by the Advisor. This voluntary waiver/reimbursement may be discontinued at anytime.

Pursuant to an operating expense limitation agreement between the Advisor and the Mid Cap Value Fund, the Advisor has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2018, and subject to annual re-approval of the agreement by the Board, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the six month period ended June 30,2016, expenses of $36,124 for Investor Class and $26,394 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed to the Mid Cap Value Fund.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor class shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-l fees. During the six month period ended June 30, 2016, $142,464 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion, and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries. Effective October 1, 2013, ALPS replaced U.S. Bancorp Fund Services, LLC as the International Value Fund’s transfer agent, fund accountant, and fund administrator.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Funds creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, the following entities beneficially owned 25% or greater of a class of a Fund’s outstanding shares:

FUND	CLASS	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Investor Class	Heartland Holdings, Inc. *	32.9%
MID CAP VALUE FUND	Institutional Class	Heartland Holdings, Inc. *	64.5%
INTERNATIONAL VALUE FUND	Investor Class	Heartland Holdings, Inc. *	35.5%

* Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six month period ended June 30, 2016 as follows:

	SELECTVALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$–	$–	$544	$743	$31
Institutional Class	–	–	3,216	–	–
Total	$–	$–	$3,760	$743	$31

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(8)	INVESTMENT TRANSACTIONS

During the six month period ended June 30, 2016, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$63,811,554	$94,673,502
MID CAP VALUE FUND	1,379,603	1,535,130
VALUE PLUS FUND	246,825,109	661,501,667
VALUE FUND	150,455,006	235,163,744
INTERNATIONAL VALUE FUND	5,494,576	7,621,792

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six months ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2016, are displayed in the table below.

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY AND DERIVATIVES	NET TAX UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS
SELECT VALUE FUND	$225,304,861	$49,319,311	$(9,422,367)	$—	$39,896,944
MID CAP VALUE FUND	4,506,813	446,762	(283,111)	—	163,651
VALUE PLUS FUND	530,781,218	93,912,626	(77,056,474)	—	16,856,152
VALUE FUND	787,876,207	132,088,660	(147,899,583)	51,519	(15,759,404)
INTERNATIONAL VALUE FUND	22,457,096	1,152,333	(2,476,314)	21,605	(1,302,376)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six month period ended June 30, 2016. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2016	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2016	DIVIDENDS	REALIZED GAINS (LOSSES)
Dynamic Materials Corp.	850,000	345,289	350,000	845,289	$26,906	$(5,357,711)
Gulf Island Fabrication, Inc.	899,996	—	153,802	746,194	7,886	(3,513,289)
Heidrick & Struggles International, Inc.	1,675,000	—	700,000	975,000	208,000	(3,482,667)
Invacare Corp.	1,950,000	—	825,000	1,125,000	32,813	(6,439,419)
ManTech International Corp. (ClassA)	1,225,000	—	600,000	625,000	189,000	2,969,735
OneBeacon Insurance Group, Ltd. (ClassA)	1,932,529	—	383,429	1,549,100	346,500	(1,143,915)
Park Electrochemical Corp.	1,900,000	—	52,900	1,847,100	372,210	(755,459)
Quanex Building Products Corp.	2,175,000	—	2,175,000	—	50,000	2,746,000
Regis Corp.	4,000,000	—	2,050,000	1,950,000	—	(7,030,066)
Resources Connection, Inc.	1,950,000	—	1,050,000	900,000	185,000	2,694,795
					$1,418,314	$(19,311,995)

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VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2016	PURCHASES	SALES	JUNE 30, 2016	DIVIDENDS	(LOSSES)
Acacia Research Corp.	4,600,000	400,000	-	5,000,000	$—	$—
Barrett Business Services, Inc.	500,000	-	-	500,000	110,000	—
Bravo Brio Restaurant Group, Inc.	700,000	50,000	—	750,000	—	—
Conifer Holdings, Inc.	388,768	111,232	—	500,000	—	—
CPI Aerostructures, Inc.	400,000	100,000	—	500,000	—	—
CUI Global, Inc.	1,250,000	—	—	1,250,000	—	—
CyberOptics Corp.	550,000	—	246,289	303,711	—	1,418,392
Digirad Corp.	1,400,000	—	400,000	1,000,000	70,000	774,891
Harvard Bioscience, Inc.	2,000,000	200,000	—	2,200,000	—	—
Hudson Global, Inc.	2,881,768	—	—	2,881,768	144,088	—
Hudson Technologies, Inc.	2,500,000	—	—	2,500,000	—	—
Hydrogenics Corp.	1,107,400	142,600	—	1,250,000	—	—
Interpace Diagnostics Group, Inc.	1,490,000	—	—	1,490,000	—	—
IntriCon Corp.	—	400,000	—	400,000	—	—
Jason Industries, Inc.	1,000,000	201,900	—	1,201,900	—	—
Jernigan Capital, Inc.	465,000	—	—	465,000	325,500	—
Lincoln Educational Services Corp.	2,136,153	113,847	—	2,250,000	—	—
NCI, Inc. (Class A)	573,297	—	—	573,297	85,995	—
Northwest Pipe Co.	400,000	200,000	—	600,000	—	—
Perma-Fix Environmental Services	860,000	—	—	860,000	—	—
Pioneer Power Solutions, Inc.	500,000	—	—	500,000	—	—
Pixelworks, Inc.	1,000,000	784,200	—	1,784,200	—	—
Radisys Corp.	1,446,229	566,006	—	2,012,235	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
StarTek, Inc.	1,400,000	—	—	1,400,000	—	—
Transcat, Inc.	600,000	—	—	600,000	—	—
Universal Technical Institute, Inc.	1,418,937	81,063	—	1,500,000	30,000	—
Willbros Group, Inc.	3,875,563	—	330,108	3,545,455	—	(1,936,763)
					$765,583	$256,520

(11)	CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In February 2016, the Audit Committee of the Board of Directors of the Company approved the appointment of Cohen Fund Audit Services, Ltd. (“Cohen”), as the Company’s independent registered public accounting firm, replacing PricewaterhouseCoopers LLP (“PwC”), beginning with the Company’s financial statements for the fiscal year ended December 31, 2016.

PwC’s report on the financial statements of the Company for each of the fiscal years ended December 31, 2014 and December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2014 and December 31, 2015, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended December 31, 2014 and December 31, 2015, there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

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ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-l fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/16	ENDING ACCOUNT VALUE 6/30/16	EXPENSES PAID DURING THE PERIOD(a) 1/1/16 - 6/30/16	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/16 - 6/30/16
Heartland Select Value Fund - Investor	$1,000.00	$1,044.30	$6.25	1.23%
Heartland Select Value Fund - Institutional	1,000.00	1,045.50	5.03	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,085.40	6.48	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,086.70	5.14	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,009.60	6.15	1.23
Heartland Value Plus Fund - Institutional	1,000.00	1,009.60	4.90	0.98
Heartland Value Fund - Investor	1,000.00	982.80	5.67	1.15
Heartland Value Fund - Institutional	1,000.00	983.90	4.59	0.93
Heartland International Value Fund - Investor	1,000.00	1,013.00	7.46	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (366).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/16	ENDING ACCOUNT VALUE 6/30/16	EXPENSES PAID DURING THE PERIOD(a) 1/1/16 - 6/30/16	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/16 - 6/30/16
Heartland Select Value Fund - Investor	$1,000.00	$1,018.75	$6.17	1.23%
Heartland Select Value Fund - Institutional	1,000.00	1,019.94	4.97	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.65	6.27	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,019.94	4.97	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,018.75	6.17	1.23
Heartland Value Plus Fund - Institutional	1,000.00	1,019.99	4.92	0.98
Heartland Value Fund - Investor	1,000.00	1,019.14	5.77	1.15
Heartland Value Fund - Institutional	1,000.00	1,020.24	4.67	0.93
Heartland International Value Fund - Investor	1,000.00	1,017.45	7.47	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (366).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, Wl 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, Wl 53202.

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board review of investment advisory agreement (UNAUDITED)

The Investment Company Act of 1940, as amended, requires that an investment advisory agreement be approved by the vote of a majority of the Board of Directors who are not parties to the investment advisory agreement or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 12, 2016, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

As part of the process of approving the continuation of the Investment Advisory Agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the Independent Directors met in executive session on May 9, 2016 and May 12, 2016 to discuss the approval of the Investment Advisory Agreements. The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of the Funds in comparison to their benchmark indices and a peer group of mutual funds; (3) the management fees and total operating expenses of the Funds, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Funds; and (5) the extent to which economies of scale may be realized as the Funds grow. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the qualifications and abilities of the Advisor’s professional personnel;

•	A summary of the Advisor’s investment process for the Funds;

•	Information regarding initiatives to improve operations and services;

•	Biographical information regarding the portfolio management teams for the Funds;

•	The Advisor’s Form ADV Part 1 and Part 2 (brochure, including supplements);

•	Overview of marketing activities;

•	Information regarding the Advisor’s compliance program; and

•	Information regarding soft-dollar practices and usage, trading costs, and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	A presentation from management regarding the Advisor’s initiatives to improve Fund performance and related performance data;

•	Information provided throughout the year at quarterly Board meetings and mid-quarter special Board meetings regarding the steps taken by the Advisor to improve Fund performance;

•	A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);

•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, which was customized to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year; and

•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;

•	A summary of revenue-sharing arrangements that the Advisor has with various financial intermediaries; and

•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2015;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2015;

•	Consolidated financial information for Heartland Holdings, Inc. for the first quarter ended March 31, 2016 (unaudited);

•	The Advisor’s historical assets under management chart for the past ten years;

•	Heartland Holdings’ consolidated financial projections and distribution guidelines;

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock year to date in 2016; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 12, 2016, meeting and at the executive session on May 9, 2016, and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approving the continuation of the Investment Advisory Agreements.

39

In reviewing and discussing this information, the Independent Directors took into account information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters. The Independent Directors also considered supplemental information provided by the Advisor regarding steps taken to improve performance and contingency planning provided at special meetings of the Board held throughout the year. After considering this information, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Select Value Fund, Value Plus Fund, Value Fund, Mid Cap Value Fund and International Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

•	The Advisor provides a high quality of services to the Funds, based upon: (a) the Advisor’s consistent value investment process, which has been in place for over 30 years; (b) the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor; (c) the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and (d) the overall reputation and capabilities of the Advisor.

•	While the Funds have had periods of underperformance, the Directors noted with approval the additional internal risk controls and procedures implemented by the Advisor and the process enhancements implemented by the Advisor to better implement the Funds’ 10 Principles of Value Investing™, both designed to improve the performance of the Funds. It is the Directors’ expectation that these additional risk controls and procedures and process enhancements, along with the Advisor’s discipline in implementing its investment strategies, will help lead to more favorable results for the Funds in the long-term. The Directors concluded, within the context of their full deliberations, that the investment results that the Advisor had been able to achieve for the Funds were sufficient to support continuation of the Investment Advisory Agreements, noting the acceptable investment performance of the Select Value, Value Plus and Value Funds on a long-term basis when compared with the Lipper performance universe and benchmark indices.

•	The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Funds which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements, and the Advisor has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders.

With regard to economies of scale, the Independent Directors noted that they did not view this to be a material factor given the Funds’ current asset levels. However, they noted that the five basis point fee reduction on net assets greater than $1.0 billion for the Select Value Fund, as well as the expense limitation agreements in place for the International Value and Mid Cap Value Funds, represent an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels. The Board also concluded that the current fee structure of the Value and Value Plus Funds represents an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Advisor also benefits from increased trading efficiencies and experiences reputational benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. All of the factors above were considered separately by the Board of Directors, including the Independent Directors meeting in an executive session. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

40

information regarding executive officers and directors (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin- Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None

41

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President Anti-Money Laundering Officer Assistant Secretary	Since 8/08 Since 2/14 Since 5/16	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

42

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
Elizabeth B. Scalf Date of Birth: 9/85	Vice President, Chief Compliance Officer	Since 5/16	Vice President, Chief Compliance Officer, and Senior Legal Counsel, Heartland Advisors, Inc. since May 2016; Assistant Chief Compliance Officer and Senior Legal Counsel, Heartland Advisors, Inc., January 2016 to April 2016; Senior Legal and Compliance Counsel, Heartland Advisors, Inc., 2013 to 2015; Legal and Compliance Counsel, Heartland Advisors, Inc., 2011 to 2012.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President Secretary	Since 9/97 Since 6/15	Senior Vice President, Chief Risk Officer, Heartland Advisors, Inc., since June 2015; Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., December 1999 – June 2015; Assistant Secretary, Heartland Group, Inc., May 2010 to June 2015; Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.

(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2016.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had one meeting during the twelve months ended June 30, 2016.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

43

definitions and disclosures (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Brexit: is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades. Prime Minister David Cameron, who supported the UK remaining in the EU announced he would step down in October.

Dividend Yield: is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Earnings Per Share: is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Earnings Yield: is the reciprocal of the price to earnings ratio.

Emerging Markets: refer to economies that are progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body, though they generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.

Enterprise Value (EV): is the entire economic value of a company.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Funds from Operations (FFO): is a figure used by real estate investment trusts (REITs) to define the cash flow from their operations. It is calculated by adding depreciation and amortization expenses to earnings, and sometimes quoted on a per share basis.

Gross Domestic Product (GDP): is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow: represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Price/EBITDA Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA).

Price/Tangible Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share tangible book value, which is calculated as the sum of all of a company’s assets, minus its liabilities and intangible assets, such as goodwill.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Standard and Poor’s “AAA” Rated Credit: is a forward-looking opinion about credit risk. Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. A “AAA” rating indicates an extremely strong capacity to meet financial commitments on the obligation.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Global® ex-US Small Cap Index: measures the small-cap segment of the global equity universe as defined by Russell, excluding companies assigned to the U.S.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

S&P 500® Index: is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.

Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2016 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks and uncertainties and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

44

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Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s
10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

HLF005353/0817

Item 2.	Code of Ethics.
Not applicable to semi-annual report.
Item 3.	Audit Committee Financial Expert.
Not applicable to semi-annual report.
Item 4.	Principal Accountant Fees and Services.
Not applicable to semi-annual report.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.
Not applicable.
Item 10.	Submission of Matters to Vote of Security Holders.
No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on February 22, 2016, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 18, 2016

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 18, 2016